Legg Mason Investment Trust, Inc.

      Legg Mason Opportunity Trust

                  PRIMARY SHARES PROSPECTUS December 23, 1999





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                             THE ART OF INVESTING SM

As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.


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T A B L E  O F  C O N T E N T S



A b o u t  t h e  f u n d:

         1        Investment objective

         3        Principal risks

         8        Fees and expenses of the Fund

         10       Management

A b o u t  y o u r  i n v e s t m e n t:

         12       How to invest

         14       How to sell your shares

         15       Account policies

         17       Services for investors

         18       Distributions and taxes


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[icon]

Legg Mason Opportunity Trust:

I N V E S T M E N T  O B J E C T I V E

Investment objective:  Long-term growth of capital

Principal investment strategies:

The fund invests in securities that, in the adviser's opinion, offer the opportunity for long-term capital appreciation. Although not limited to the following securities, the fund's adviser typically seeks: securities that the adviser believes are priced at large discounts relative to their intrinsic value; securities of companies the adviser believes have prospects for accelerating growth in revenues, free cash flows, or earnings; securities of companies undergoing financial restructurings or involved in takeover or arbitrage situations; or securities where special circumstances apply, such as actual or anticipated changes in a company's management or strategy, a basic change in the industry or regulatory environment, the prospect of new products or technologies, or the prospect or effect of the sale of a portion of the business or the entire business. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important.

The fund's adviser exercises a flexible strategy in the selection of securities, not limited by investment style or by the issuer's location, size, market capitalization, or industry sector. Although the fund will invest the majority of its assets in the common stock of U.S. issuers, the fund may also invest in the common stock of foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. Further, the fund may sell securities short. Although the fund's adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the fund, such securities may include investments rated below investment grade, commonly referred to as junk bonds.

The fund's adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the adviser to offer the potential for long-term growth of capital, when an investment opportunity arises that the adviser believes is more compelling, or to realize gains or limit losses.

When cash is temporarily available, or for temporary defensive purposes, when the adviser believes such action is warranted by abnormal market, economic, or other situations, the fund may invest without limit in cash, money market instruments, bonds or other debt securities. The fund may not achieve its investment objective when so invested.


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[icon] P R I N C I P A L  R I S K S

In general:

There is no assurance that the fund will meet its investment objective; investors could lose money by investing in the fund. As with all mutual funds, an investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity securities:

Prices of equity securities generally fluctuate more than those of other securities, such as debt securities.

Market risk, the risk that prices of securities will go down because of the interplay of market forces, may affect a single issuer, an industry or a sector of the economy, or may affect the market as a whole. The fund may experience a substantial or complete loss on individual stocks.

It is anticipated that some of the portfolio's securities may not be widely traded, and that the fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the fund to dispose of such securities quickly at prevailing market prices.

The adviser may at times emphasize a value approach to investing, and may at other times emphasize a growth approach:

         The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor for a long period of time, while the market concentrates on "growth" stocks. Moreover, at different times, the value approach may favor certain industries or sectors over others, making fund performance especially subject to the performance of the specific industries and sectors that are selected by the adviser.

         The growth approach to investing involves the risk that those stocks may react with greater volatility to negative forecasts concerning particular stocks, industries, sectors or the economy in general. Growth stocks as a group may be out of favor for a long period of time, while the market concentrates on "value" stocks.

Company risk:

The fund invests in securities that often involve certain special circumstances which the adviser believes offer the opportunity for long-term capital appreciation. Each of these types of investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility. Whereas there is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that the issuer will not realize that potential, this risk is especially true in connection with these issuers.

Small and mid-sized company securities:

Investing in the securities of small and mid-sized companies involves special risks. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Among other risks, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and small companies generally are more likely to be adversely affected by poor economic or market conditions.

Foreign securities risk:

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. These risks can include political and economic instability, foreign taxation issues, different or lower standards in accounting, auditing and financial reporting, less-developed securities regulation and trading systems, fluctuations in foreign currency exchange rates, and the risk that a country may impose controls on the exchange or repatriation of foreign currency.

Debt securities:

Debt securities are subject to interest rate risk, which is the possibility that the market prices of the fund's investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Debt securities rated BBB/Baa or better, and unrated securities considered by the fund's adviser to be of equivalent quality, are considered investment grade. Debt securities rated below BBB/Baa, which the fund may purchase from time to time, are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.

Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means a fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price.

Convertible securities:

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. Convertible securities are also subject to credit risk, as described above.

Non-diversification risk:

The fund is non-diversified. This means that the percentage of its assets invested in any single issuer is not limited by the Investment Company Act of 1940. When the fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political, or regulatory event than shares of a diversified fund.

Short sales:

A short sale involves the sale by the fund of a security that it does not own, i.e., that is borrowed from a third party, with the hope of purchasing the same security at a later date at a lower price. The fund may suffer significant losses if securities which the fund sells short appreciate rather than depreciate in value. Such transactions may also involve a cost of borrowing the security.

Year 2000:

Like other mutual funds (and most organizations around the world), the fund could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the fund, its adviser, its distributor, and its other outside service providers and could impact companies in which the fund invests.

While no one knows if these problems will have any impact on the fund or on financial markets in general, the adviser and its affiliates and the other service providers to the fund have reported that they are taking steps to protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

Whether these steps will be effective can only be known for certain in the year 2000.

Portfolio turnover:

Although the fund's adviser does not anticipate a turnover rate in excess of 100%, the possibility exists. High turnover rates can result in increased trading costs and higher levels of realized capital gains.

Performance:

The fund is newly organized. Because the fund had not commenced operations prior to the date of this prospectus, the fund does not have any performance history.


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[icon]  F E E S  A N D  E X P E N S E S  O F  T H E  F U N D

The table below describes the fees and expenses you will incur directly or indirectly as an investor in the fund. The fund pays operating expenses directly out of its assets. Other expenses include transfer agency, custody, professional and registration fees. The Primary Class has no initial sales charge, but it is subject to a deferred sales charge and 12b-1 fees. The fees and expenses are calculated as a percentage of average net assets.

The fund currently offers only Primary Class shares. Other classes of shares may be offered in the future.

Shareholder fees:

(fees paid directly from your investment)

------------------------------------------ -----------------------------
                              Primary Class Shares

------------------------------------------ -----------------------------
------------------------------------------ -----------------------------
Maximum Deferred Sales Charge (Load) (as               1.00%(a)
a % of net asset value)
------------------------------------------ -----------------------------


(a) Applies only to shares redeemed within 12 months of purchase. This deferred sales charge is not applicable where the investor's broker-dealer of record notifies the distributor prior to the time of investment that the broker-dealer waives the compensation otherwise payable to it.

Annual fund operating expenses:

(expenses that are deducted from fund assets)

------------------------------------------ -----------------------------
                              Primary Class Shares

------------------------------------------ -----------------------------
------------------------------------------ -----------------------------
Management Fees                                        1.00%
------------------------------------------ -----------------------------
------------------------------------------ -----------------------------
Distribution and Service (12b-1) Fees                  1.00%
------------------------------------------ -----------------------------
------------------------------------------ -----------------------------
Other Expenses(a)                                      0.39%
------------------------------------------ -----------------------------
------------------------------------------ -----------------------------
Total Annual Fund Operating Expenses                   2.39%
------------------------------------------ -----------------------------
------------------------------------------ -----------------------------
Fee Waivers and Expense Reimbursement(b)              -0.40%
------------------------------------------ -----------------------------
------------------------------------------ -----------------------------
Net Annual Fund Operating Expenses                     1.99%
------------------------------------------ -----------------------------

     (a) "Other expenses" are based on estimated expenses for the fiscal year ending December 31, 2000.

     (b) The manager has contractually agreed to waive fees and reimburse other expenses so that fund expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed an annual rate of 1.99% of average daily net assets for the Primary Class until December 31, 2000. The fund has agreed to pay the manager for waived fees and reimbursed expenses provided that payment does not cause the fund's annual operating expenses to exceed 1.99% of its average net assets and the payment is made within three years after the year in which the manager earned the fee or incurred the expense.

Example:

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year. This example also assumes that the deferred sales charge is imposed on redemptions made within the first year after purchase of Primary Class shares.

 ---------------------------------------------- ------------- ----------------
 Opportunity Trust, Primary Class                  1 Year         3 Years
 ---------------------------------------------- ------------- ----------------
 ---------------------------------------------- ------------- ----------------
   Assuming redemption                              $302           $707
 ---------------------------------------------- ------------- ----------------
 ---------------------------------------------- ------------- ----------------
   Assuming no redemption                           $202           $707
 ---------------------------------------------- ------------- ----------------


 [icon] M A N A G E M E N T

Management and adviser:

LMM, LLC ("LMM"), 100 Light Street, Baltimore, Maryland 21202, provides the fund with investment advisory and management services and is responsible for overseeing the fund's relationship with outside service providers, such as the sub-manager, custodian, transfer agent, accountants, and lawyers. Under its advisory and management agreement with LMM, the fund pays LMM a fee calculated daily and paid monthly of 1.00% of its average daily net assets up to $100 million and 0.75% of its average daily net assets in excess of $100 million. LMM has delegated certain sub-advisory and administrative responsibilities to Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202.

LMM is newly organized; however, its principal employees have been managers or advisers to investment companies since 1982. LMFA acts as manager or adviser to investment companies with aggregate assets of about $19 billion as of September 30, 1999. LMM was the sole investor in the fund prior to the public offering of its shares.

Portfolio management:

William H. Miller, III, Managing Member of LMM and President of LMFA, is portfolio manager of the fund. Mr. Miller has been the manager of Legg Mason Value Trust, Inc. since 1990; from its inception in 1982 to 1990, he served as co-manager. Mr. Miller was co-manager of Legg Mason Total Return Trust, Inc. from 1992 to 1997; from 1990 to 1992, he served as manager.
Since its inception in 1985, Mr. Miller has also been primarily responsible for the day-to-day management of Legg Mason Special Investment Trust, Inc. Since its inception in 1998, Mr. Miller has been manager of LM Value Institutional Portfolio.

Distributor of the fund's shares:

Legg Mason Wood Walker, Inc. ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, is the distributor of the fund's shares. The fund has adopted a plan that allows it to pay distribution fees and shareholder service fees for the sale of its shares and for services provided to shareholders. Under the plan, the fund may pay the distributor an annual distribution fee equal to 0.75% of the fund's average daily net assets and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Class shares. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distributor may enter into agreements with other brokers to sell Primary Class shares of the fund. The distributor pays these brokers up to 100% of the distribution and service fees that it receives from the fund for those sales.

 [icon] H O W  T O  I N V E S T

To open a regular account or a retirement account with the fund, contact a financial adviser or other entity that has entered into an agreement with the fund's distributor to sell shares of the Legg Mason family of funds. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100, except as noted below.

Retirement accounts include traditional IRAs, spousal IRAs, education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your financial adviser or other entity offering the funds to discuss which one might be appropriate for you.

Once your account is open, you may use the following methods to add to your account:

------------------------ -------------------------------------------------------
In Person                Give your financial adviser a check for $100 or more
                         payable to the fund.
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
Mail                     Mail your check, payable to the fund, for $100 or more
                         to your financial adviser.
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
Telephone                or Wire Call Legg Mason Funds  Investors  Services
                         at 1-800-822-5544 or your financial adviser to transfer available cash balances in your brokerage account or to transfer money from your bank directly to Legg Mason. Wire transfers may be subject to a service charge by your bank.

------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
Transfer of Funds from   Arrangements  may be made with some  employers  and
financial institutions   for Financial Institutions regular automatic monthly
                         investments of $50 or more in shares of the fund.

------------------------ -------------------------------------------------------

Call your financial adviser or another entity offering the fund for sale with any questions regarding the investment options above.

Certain investment methods may be subject to lower minimum initial and additional investments.

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your financial adviser or the entity offering the fund before the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to Legg Mason.


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[icon]  H O W  T O  S E L L  Y O U R  S H A R E S

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions imposed by those entities. You should consult their program literature for further information.

Any of the following methods may be used to sell your shares:

     ------------------ --------------------------------------------------------
     Telephone          Call your financial  adviser or entity offering the fund
                        and request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares (or dollar amount) to be redeemed and your shareholder account number.

                        Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $18. Be sure that your financial adviser has your bank account information on file.

                        The fund will follow reasonable procedures to ensure the validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.

     ------------------ --------------------------------------------------------
     ------------------ --------------------------------------------------------
     Mail Send a letter to the fund requesting redemption of your shares. The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification. You may obtain a signature guarantee from most banks or securities dealers.

     ------------------ --------------------------------------------------------

Your order will be processed promptly and you will generally receive the proceeds within a week. Fund shares will be sold at the next net asset value calculated after your redemption request is received by your financial adviser or another entity.

Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of distributions on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

Additional   documentation  may  be  required  from   corporations,   executors,
partnerships, administrators, trustees or custodians.

The fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities in payment for redemptions.

[icon]  A C C O U N T  P O L I C I E S

Calculation of net asset value:

Net asset value per Primary Class share is determined daily as of the close of the New York Stock Exchange, on every day the exchange is open. To calculate the fund's Primary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to Primary Class shares are subtracted, and the resulting net assets are divided by the number of Primary Class shares outstanding. The fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under procedures established by the Board of Directors.

Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates. To the extent that the fund has portfolio securities that are primarily listed on foreign exchanges that trade on days when the fund does not price its shares, the net asset value of the fund may change on days when shareholders will not be able to purchase or redeem the fund's shares.

Other:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason.

If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. The fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

The fund reserves the right to:

o Reject any order for shares or suspend the offering of shares for a period of time.

o Change its minimum investment amounts.

o Delay sending out redemption proceeds for up to seven days. This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.


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[icon]  S E R V I C E S  F O R  I N V E S T O R S

For further information regarding any of the services below, please contact your financial adviser or other entity offering the fund for sale.

Confirmations and account statements:

You will receive from Legg Mason a confirmation after each transaction involving Primary Class shares (except a reinvestment of dividends, capital gain distributions and purchases made through a transfer of funds from a financial institution). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account, in which case a statement will be sent to you quarterly. Legg Mason will send you statements quarterly if you purchase shares through a transfer of funds from a financial institution.

Systematic Withdrawal Plan:

If you are purchasing or already own shares with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. If you are making withdrawals from the fund pursuant to the systematic withdrawal plan, then you should not purchase shares of the fund.

Exchange Privilege:

Exchange privileges do not apply to the fund's shares.

[icon] D I S T R I B U T I O N S  A N D  T A X E S

The fund declares dividends and distributions of any net capital gains to holders of Primary Class shares annually.

Your dividends and other distributions will be automatically reinvested in additional Primary Class shares of the fund unless you elect to receive your dividends and/or other distributions in cash. To change your election, you must notify the fund at least 10 days before the next dividend and/or other distribution is to be paid.

If the postal or other delivery service is unable to deliver your distribution check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Fund dividends and other distributions are taxable to investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from investment company taxable income (which includes net investment income and net short-term capital gains) are taxable as ordinary income. Distributions of the fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.

The sale of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

A tax statement is sent to you after the end of each year detailing the tax status of your distributions.

The fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. The fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

L e g g  M a s o n  O p p o r t u n i t y  T r u s t

The following additional information about the fund is available upon request and without charge:

Statement of Additional Information (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides further information and additional details about the fund and its policies.

Annual and Semi-annual Reports - additional information about the fund's investments will be available in the fund's annual and semi-annual reports to shareholders. These reports will provide detailed information about the fund's portfolio holdings and operating results.

To request the SAI or any reports to shareholders, or to obtain more information:
o        call toll-free 1-800-822-5544
o        visit us on the Internet via http://www.leggmason.com
o        write to us at:            Legg Mason Wood Walker, Incorporated
                                    100 Light Street, P.O. Box 1476
                                    Baltimore, Maryland 21203-1476

Information about the fund, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

LMF-015                                              SEC file number: 811-9613

                        LEGG MASON INVESTMENT TRUST, INC.

                          LEGG MASON OPPORTUNITY TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 23, 1999

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Primary Shares Prospectus for the Fund (dated December 23, 1999), as appropriate, which has been filed with the U.S. Securities and Exchange Commission ("SEC"). A copy of the Prospectus may be obtained without charge from the Fund's distributor, Legg Mason Wood Walker, Incorporated ("Legg Mason"), at 1-800-822-5544.

                             Legg Mason Wood Walker,

                                  Incorporated

                                100 Light Street
                                   P.O. Box 1476
                         Baltimore, Maryland 21203-1476

                           (410)539-0000 (800)822-5544

                                TABLE OF CONTENTS

                                                                           Page

DESCRIPTION OF THE FUND.......................................................3
FUND POLICIES.................................................................3
INVESTMENT STRATEGIES AND RISKS...............................................4
ADDITIONAL TAX INFORMATION...................................................19
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................22
VALUATION OF FUND SHARES.....................................................24
PERFORMANCE INFORMATION......................................................24
TAX-DEFERRED RETIREMENT PLANS - PRIMARY SHARES...............................26
MANAGEMENT OF THE FUND.......................................................28
THE FUND'S INVESTMENT ADVISER/MANAGER........................................30
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................32
THE FUND'S DISTRIBUTOR.......................................................33
CAPITAL STOCK INFORMATION....................................................34
THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT..............34
THE FUND'S LEGAL COUNSEL.....................................................35
THE FUND'S INDEPENDENT ACCOUNTANTS...........................................35
FINANCIAL STATEMENTS.........................................................35
Appendix A...................................................................38

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or this Statement of Additional Information in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this Statement of Additional Information do not constitute offerings by any fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

                             DESCRIPTION OF THE FUND

         Legg Mason Investment Trust, Inc. ("Investment Trust" or "Corporation") is an open-end series investment company that was established as a Maryland corporation on October 8, 1999. Legg Mason Opportunity Trust ("Opportunity Trust" or "Fund") is a separate non-diversified series of Investment Trust.

                                  FUND POLICIES

         Opportunity  Trust's  investment   objective  is  long-term  growth  of
capital.

         In addition to the investment objective described in the Prospectus, the Fund has adopted the following fundamental investment limitations that cannot be changed except by vote of its shareholders.

         Opportunity Trust may not:

         1. Borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

         2. Purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

         3. Engage in the business of underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

         4. Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

         5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

         6. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended ("1940 Act"); or

         7. Purchase any security if, as a result thereof, 25% or more of its total assets would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto.

         The foregoing fundamental limitations and the investment objective may be changed by "the vote of a majority of the outstanding voting securities" of the Fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

         The following are some of the non-fundamental limitations that the Fund currently observes. The Fund may not:

         1. Buy securities on "margin," except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with the use of futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

         2. Make short sales of securities or maintain a short position if, when added together, more than 100% of the value of the Fund's net assets would be
(a) deposited as collateral for the obligation to replace securities borrowed to effect short sales, and (b) allocated to segregated accounts in connection with short sales. Short sales "against the box" are not subject to this limitation; or

         3. Acquire additional securities if its borrowings exceed 5% of its total assets.

         The Fund is a non-diversified fund; however, the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, which requires that, among other things, at the close of each quarter of the Fund's taxable year: (1) with respect to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of any one issuer; and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of a single issuer. These limits do not apply to U.S. Government securities and investment company securities.

         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of the Fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. Opportunity Trust will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain required asset coverage and adequate liquidity.

         Unless otherwise stated, the investment policies and limitations contained in the Prospectus and this Statement of Additional Information are not fundamental, and can be changed by the Board of Directors without shareholder approval.

                         INVESTMENT STRATEGIES AND RISKS

         This section supplements the information in the Prospectus concerning the investments the Fund may make and the techniques the Fund may use. The Fund, unless otherwise stated, may employ several investment strategies, including but not limited to:

Illiquid and Restricted Investments

         The  Fund  may  invest  up  to  15%  of  its  net  assets  in  illiquid investments. For this purpose, "illiquid investments" are those that cannot be disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include repurchase agreements with terms of greater than seven days, restricted investments other than those the adviser has determined are liquid pursuant to guidelines established by the Fund's Board of Directors, securities involved in swap, cap, collar, and floor transactions, and over-the-counter ("OTC") options and their underlying collateral.

         Restricted securities may be sold only in privately negotiated transactions, pursuant to a registration statement filed under the Securities Act of 1933, or pursuant to an exemption from registration. The Fund may be required to pay part or all of the costs of such registration, and a considerable period may elapse between the time a decision is made to sell a restricted security and the time the registration statement becomes effective. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

         SEC regulations permit the sale of certain restricted securities to qualified institutional buyers. The investment adviser to the Fund, acting pursuant to guidelines established by the Fund's Board of Directors, may determine that certain restricted securities qualified for trading on this newly developing market are liquid. If the market does not develop as anticipated, restricted securities in the Fund's portfolio may adversely affect the Fund's liquidity.

         The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Senior Securities

         The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The Fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Fund. Borrowing for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the borrowing is made is not deemed to be an issuance of a senior security.

         There are various investment techniques which may give rise to an obligation of the Fund to pay in the future about which the Commission has stated it would not raise senior security concerns, provided the Fund maintains segregated assets in an amount that covers the future payment obligation. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions, and repurchase agreements.

Foreign Securities

         The Fund may invest in foreign securities. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

         The costs associated with investment in foreign issuers, including withholding taxes, brokerage commissions and custodial fees, are higher than those associated with investment in domestic issuers. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser.

         Since the Fund may invest in securities denominated in currencies other than the U.S. dollar and since the Fund may hold foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

         In addition to purchasing foreign securities, the Fund may invest in American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of the underlying securities. For purposes of the Fund's investment policies and limitations, ADRs are considered to have the same classification as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the U.S. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The Fund may also invest in Global Depository Receipts ("GDRs"), which are receipts, often denominated in U.S. dollars, issued by either a U.S. or non-U.S. bank evidencing its ownership of the underlying foreign securities.

         Although not a fundamental policy subject to shareholder vote, the adviser currently anticipates the Fund will invest no more than 49% of its total assets in foreign securities either directly or through ADRs or GDRs.

Debt Securities

         The Fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.

         The prices of debt securities fluctuate in response to perceptions of the issuer's creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

         Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"); however, the Fund's adviser does consider such ratings in determining whether the security is an appropriate investment for the Fund. Generally, debt securities rated below BBB by S&P, or below Baa by Moody's, and unrated securities of comparable quality, offer a higher current yield than that provided by higher grade issues, but also involve higher risks. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer's capital structure than do equity securities.

         The ratings of S&P and Moody's represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by S&P and Moody's is included in Appendix A.

         In addition to ratings assigned to individual bond issues, the adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer's obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Fund's adviser to determine, to the extent possible, that the planned investment is sound.

When-Issued Securities

         The Fund may enter into commitments to purchase securities on a when-issued basis. Such securities are often the most efficiently priced and have the best liquidity in the bond market. When the Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it. This is normally seven to 15 days later, but could be longer. Use of this practice would have a leveraging effect on the Fund. Typically, no interest accrues to the purchaser until the security is delivered.

         To meet its payment obligation under a when-issued commitment, the Fund will establish a segregated account with its custodian and maintain cash or appropriate liquid assets, in an amount at least equal in value to the Fund's commitments to purchase when-issued securities.

         The Fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.

Preferred Stock

         The Fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of the adviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

Convertible Securities

         A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

         The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion value.

         Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality.

         If an investment grade security purchased by the Fund is subsequently given a rating below investment grade, the adviser will consider that fact in determining whether to retain that security in the Fund's portfolio, but is not required to dispose of it.

Stripped Securities

         Stripped securities are created by separating bonds into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.

Zero Coupon Bonds

         Zero coupon bonds do not provide for cash interest payments but instead are issued at a significant discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because the Fund is required to pay out substantially all of its income each year, including income accrued on zero coupon bonds, the Fund may have to sell other holdings to raise cash necessary to make the payout. Because issuers of zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

Closed-end Investment Companies

         The Fund may invest in the securities of closed-end investment companies. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' portfolio securities, and the total return on such investments will be reduced by the operating expenses and fees of such investment companies, including advisory fees. The Fund will invest in such funds, when, in the adviser's judgment, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

Options, Futures and Other Strategies

         General. The Fund may invest in certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance the Fund's income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the Fund's foreign currency exposure (including exposure to the Euro) as well as other risks of the Fund's investments that can affect fluctuation in its net asset value.

         Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency and Euro derivatives.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

         Conversely,  a  long  hedge  is a  purchase  or  sale  of  a  Financial
Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

         Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

         The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments may be limited by tax considerations. See "Additional Tax Information."

         In addition to the instruments, strategies and risks described below, the adviser expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The adviser may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

         Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

         Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, the Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

         Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting
("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

         Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

         Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

         Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

         Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

         Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

         If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

         Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

         In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If the adviser wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the adviser may still not result in a successful transaction. The adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

         Index Futures. The risk of imperfect correlation between movements in the price of an index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

         Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

         To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

         Foreign Currency Hedging Strategies -- Special Considerations. The Fund may use options and futures contracts on foreign currencies (including the Euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

         The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

         Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

         The Fund may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in Euros, it could enter into a forward currency contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the Euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Successful use of forward currency contracts depends on the adviser's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser's use of forward currency contracts will be advantageous to the Fund or that the adviser will hedge at an appropriate time.

         Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

         Swaps, Caps, Collars, and Floors. The Fund may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

         Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

         The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by the adviser. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

         The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The adviser and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid investments.

See "Illiquid and Restricted Investments."
Indexed Securities

Indexed securities are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically are debt securities or deposits whose value at maturity and/or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities fluctuates (either directly or inversely, depending upon the instrument) with the performance of the index, security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may substantially decline if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. The U.S. Treasury recently began issuing securities whose principal value is indexed to the Consumer Price Index (also known as "Treasury Inflation-Protection Securities"). The Fund will purchase indexed securities only of issuers which its adviser determines present minimal credit risks and will monitor the issuer's creditworthiness during the time the indexed security is held. The adviser will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stock or as a separate asset class for purposes of the Fund's investment allocations, depending on the individual characteristics of the securities. The Fund currently does not intend to invest more than 5% of its net assets in indexed securities. Indexed securities may fluctuate according to multiple changes in the underlying instrument and, in that respect, have a leverage-like effect on the Fund.

Portfolio Lending

         The Fund may lend portfolio securities to brokers or dealers in corporate or government securities, banks or other recognized institutional borrowers of securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of the securities loaned, is continuously maintained by the borrower with the Fund. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The risks of securities lending are similar to those of repurchase agreements. The Fund currently does not intend to lend more than 5% of its portfolio securities at any given time.

Repurchase Agreements

         When cash is temporarily available, or for temporary defensive purposes, the Fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. government obligations or high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Fund will enter into repurchase agreements only with financial institutions determined by the Fund's adviser to present minimal risk of default during the term of the agreement.

         Repurchase agreements are usually for periods of one week or less, but may be for longer periods. The Fund will not enter into repurchase agreements of more than seven days' duration if more than 15% of net assets would be invested in such agreements and other illiquid investments. To the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund might suffer a loss. If bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund could be delayed or limited.

         When the Fund enters into a repurchase agreement, it will obtain as collateral from the other party securities equal in value to 102% of the amount of the repurchase agreement (or 100%, if the securities obtained are U.S. Treasury bills, notes or bonds). Such securities will be held by a custodian bank or an approved securities depository or book-entry system.

                           ADDITIONAL TAX INFORMATION

         The following is a general summary of certain federal tax considerations affecting the Fund and its shareholders. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any federal, state or local taxes that might apply to them.

General

         For federal tax purposes, the Fund is treated as a separate corporation. To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus any net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or foreign currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the Fund failed to qualify for treatment as a RIC for any taxable year, (i) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (ii) the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by the Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Dividends and Other Distributions

         Dividends and other distributions declared by the Fund in December of any year and payable to its shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

         A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or reinvested in Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund for the taxable year from domestic corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain made by the Fund do not qualify for the dividends-received deduction.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Passive Foreign Investment Companies

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         The Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years thereunder. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Options, Futures, Forward Currency Contracts and Foreign Currencies

         The use of hedging instruments, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) -- and gains from options, futures and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies -- will qualify as permissible income under the Income Requirement.

         Certain futures and foreign currency contracts in which the Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts the Fund holds at the end of each taxable year, other than contracts with respect to which the Fund has made a "mixed straddle election," must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value), with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and sixty percent of any net realized gain or loss on section 1256 contracts actually sold by the Fund during the year will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

         When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when the option was written. When a covered call option written by the Fund is exercised, the Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when the option was written exceeds or is less than the basis of the underlying security.

         Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures, and forward currency contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle; in addition, these rules may apply to postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

Other

         If the Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         To the extent the Fund recognizes income from a "conversion transaction," as defined in section 1258 of the Code, all or part of the gain from the disposition or other termination of a position held as part of the conversion transaction may be recharacterized as ordinary income. A conversion transaction generally consists of two or more positions taken with regard to the same or similar property, where (1) substantially all of the taxpayer's return is attributable to the time value of its net investment in the transaction and
(2) the transaction satisfies any of the following criteria: (a) the transaction consists of the acquisition of property by the taxpayer and a substantially contemporaneous agreement to sell the same or substantially identical property in the future; (b) the transaction is a straddle, within the meaning of section 1092 of the Code (see above); (c) the transaction is one that was marketed or sold to the taxpayer on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (d) the transaction is described as a conversion transaction in future regulations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Fund currently offers one class of shares known as Primary Shares. Other classes of shares may be offered in the future. Primary Shares are available from Legg Mason, certain of its affiliates and unaffiliated entities having an agreement with Legg Mason.

Transfer of Funds from Financial Institutions

         Investors in Primary Shares may also buy shares through a plan permitting transfers of funds from a financial institution. Certain financial institutions may allow the investor, on a pre-authorized basis, to have $50 or more automatically transferred monthly for investment in shares of the Fund to:

                      Legg Mason Wood Walker, Incorporated

                                Funds Processing

                                                   P.O. Box 1476
                         Baltimore, Maryland 21203-1476

If the investor's check is not honored by the institution it is drawn on, the investor may be subject to extra charges in order to cover collection costs. These charges may be deducted from the investor's shareholder account.

Systematic Withdrawal Plan

         If you own Primary Shares with a net asset value of $5,000 or more, you may also elect to make systematic withdrawals from your Fund account of a minimum of $50 on a monthly basis. The amounts paid to you each month are obtained by redeeming sufficient shares from your account to provide the withdrawal amount that you have specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account ("IRA"), Simplified Employee Pension Plan ("SEP"), Savings Incentive Match Plan for Employees ("SIMPLE") or other qualified retirement plan. You may change the monthly amount to be paid to you without charge not more than once a year by notifying Legg Mason or the affiliate with which you have an account. Redemptions will be made at the Primary Shares' net asset value per share determined as of the close of regular trading of the New York Stock Exchange ("Exchange") (normally 4:00 p.m., eastern time) ("close of the Exchange") on the first day of each month. If the Exchange is not open for business on that day, the shares will be redeemed at the per share net asset value determined as of the close of regular trading of the Exchange on the preceding business day. The check for the withdrawal payment will usually be mailed to you on the next business day following redemption. If you elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all Primary Shares in your account must be automatically reinvested in Primary Shares. You may terminate the Systematic Withdrawal Plan at any time without charge or penalty. The Fund, its transfer agent, and Legg Mason also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

         Withdrawal payments are treated as a sale of shares rather than as a dividend or other distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and distributions, the amount of your original investment may be correspondingly reduced.

         Ordinarily, you should not purchase additional shares of the Fund if you maintain a Systematic Withdrawal Plan, because you may incur tax liabilities in connection with such purchases and withdrawals. The Fund will not knowingly accept purchase orders from you for additional shares if you maintain a Systematic Withdrawal Plan unless your purchase is equal to at least one year's scheduled withdrawals. In addition, if you maintain a Systematic Withdrawal Plan you may not make periodic investments under the Future First Systematic Investment Plan.

Other Information Regarding Redemption

         The date of payment for redemption may not be postponed for more than seven days, and the right of redemption may not be suspended by the Fund or its distributor except (i) for any period during which the Exchange is closed (other than for customary weekend and holiday closings), (ii) when trading in markets the Fund normally utilizes is restricted, or an emergency, as defined by rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset value not reasonably practicable, or (iii) for such other periods as the SEC by regulation or order may permit for protection of the Fund's shareholders. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted.

         The Fund reserves the right, under certain conditions, to honor any request or combination of requests for redemption from the same shareholder in any 90-day period, totaling $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Fund's net asset value per share. If payment is made in securities, a shareholder should expect to incur brokerage expenses in converting those securities into cash and will be subject to fluctuation in the market price of those securities until they are sold. The Fund does not redeem "in kind" under normal circumstances, but would do so where the adviser determines that it would be in the best interests of the Fund's shareholders as a whole.

                            VALUATION OF FUND SHARES

         Net asset value of a Fund share is determined daily for each Class as of the close of the Exchange, on every day the Exchange is open, by dividing the value of the total assets attributable to that Class, less liabilities attributable to that Class, by the number of shares of that Class outstanding. Pricing will not be done on days when the Exchange is closed. The Exchange currently observes the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. As described in the Prospectus, securities for which market quotations are readily available are valued at current market value. Securities traded on an exchange or the NASDAQ Stock Market securities are normally valued at last sale prices. Other over-the-counter securities, and securities traded on exchanges for which there is no sale on a particular day (including debt securities), are valued at the mean of latest closing bid and asked prices. Securities with remaining maturities of 60 days or less are valued at amortized cost. Securities and other assets quoted in foreign currencies will be valued in U.S. dollars based on the currency exchange rates prevailing at the time of the valuation. All other securities are valued at fair value as determined by or under the direction of the Fund's Board of Directors. Premiums received on the sale of call options are included in the net asset value of each Class, and the current market value of options sold by the Fund will be subtracted from net assets of each Class.

                             PERFORMANCE INFORMATION

General

         From time to time the Fund may compare the performance of a Class to the performance of other investment companies, groups of investment companies, various market indices, the features or performance of alternative investments, in advertisements, sales literature, and reports to shareholders. The Fund may also include calculations, such as hypothetical compounding examples or tax-free compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions that are not indicative of the performance of the Fund.

         From time to time, the total return of the Fund may be quoted in advertisements, shareholder reports, or other communications to shareholders.

Total Return Calculations

         Average annual total return quotes used in the Fund's  advertising  and
other  promotional  materials  ("Performance   Advertisements")  are  calculated
according to the following formula:

                  P(1+T)n =         ERV

where:            P                         =        a hypothetical initial
                                                        payment of $1,000
                  T                         =        average annual total return
                  n                         =        number of years
                  ERV                       =        ending redeemable value of
                                                     a hypothetical $1,000
                                                     payment made at the
                                                     beginning of that period

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated at least to the last day of the most recent quarter prior to submission of the Performance Advertisements for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, all dividends and other distributions by the Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period.

         From time to time the Fund may compare the performance of a Class of Shares in advertising and sales literature to the performance of other investment companies, groups of investment companies or various market indices. One such market index is the S&P 500, a widely recognized, unmanaged index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S. The S&P 500 includes reinvestment of all dividends. It takes no account of the costs of investing or the tax consequences of distributions. The Fund invests in many securities that are not included in the S&P 500.

         The Fund may also cite rankings and ratings, and compare the return of a Class with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Wiesenberger Investment Company Services, Value Line, Morningstar, and other services or publications that monitor, compare and/or rank the performance of investment companies. The Fund may also refer in such materials to mutual fund performance rankings, ratings, comparisons with funds having similar investment objectives, and other mutual funds reported in independent periodicals, including, but not limited to, FINANCIAL WORLD, MONEY Magazine, FORBES, BUSINESS WEEK, BARRON'S, FORTUNE, THE KIPLINGER LETTERS, THE WALL STREET JOURNAL, and THE NEW YORK TIMES.

         The Fund may compare the investment return of a Class to the return on certificates of deposit and other forms of bank deposits, and may quote from organizations that track the rates offered on such deposits. Bank deposits are insured by an agency of the federal government up to specified limits. In contrast, Fund shares are not insured, the value of Fund shares may fluctuate, and an investor's shares, when redeemed, may be worth more or less than the investor originally paid for them. Unlike the interest paid on many certificates of deposit, which remains at a specified rate for a specified period of time, the return of each Class of Shares will vary.

         Fund advertisements may reference the history of the distributor and its affiliates, the education, experience, investment philosophy and strategy of the portfolio manager, and the fact that the portfolio manager engages in certain approaches to investing.

         In advertising, the Fund may illustrate hypothetical investment plans designed to help investors meet long-term financial goals, such as saving for a child's college education or for retirement. Sources such as the Internal Revenue Service, the Social Security Administration, the Consumer Price Index and Chase Global Data and Research may supply data concerning interest rates, college tuitions, the rate of inflation, Social Security benefits, mortality statistics and other relevant information. The Fund may use other recognized sources as they become available.

         The Fund may use data prepared by independent third parties such as Ibbotson Associates and Frontier Analytics, Inc. to compare the returns of various capital markets and to show the value of a hypothetical investment in a capital market. Typically, different indices are used to calculate the performance of common stocks, corporate and government bonds and Treasury bills.

         The Fund may illustrate and compare the historical volatility of different portfolio compositions where the performance of stocks is represented by the performance of an appropriate market index, such as the S&P 500 and the performance of bonds is represented by a nationally recognized bond index, such as the Lehman Brothers Long-Term Government Bond Index.

         The Fund may also include in advertising biographical information on key investment and managerial personnel.

         The Fund may advertise examples of the potential benefits of periodic investment plans, such as dollar cost averaging, a long-term investment technique designed to lower average cost per share. Under such a plan, an investor invests in a mutual fund at regular intervals a fixed dollar amount thereby purchasing more shares when prices are low and fewer shares when prices are high. Although such a plan does not guarantee profit or guard against loss in declining markets, the average cost per share could be lower than if a fixed number of shares were purchased at the same intervals. Investors should consider their ability to purchase shares through periods of low price levels.

         The Fund may discuss Legg Mason's tradition of service. Since 1899, Legg Mason and its affiliated companies have helped investors meet their specific investment goals and have provided a full spectrum of financial services. Legg Mason affiliates serve as investment advisers for private accounts and mutual funds with assets of approximately $94.6 billion as of September 30, 1999.

         In advertising, the Fund may discuss the advantages of saving through tax-deferred retirement plans or accounts, including the advantages and disadvantages of "rolling over" a distribution from a retirement plan into an IRA, factors to consider in determining whether you qualify for such a rollover, and the other options available. These discussions may include graphs or other illustrations that compare the growth of a hypothetical tax-deferred investment to the after-tax growth of a taxable investment.

                 TAX-DEFERRED RETIREMENT PLANS - PRIMARY SHARES

         In general, income earned through the investment of assets of qualified retirement plans is not taxed to the beneficiaries of those plans until the income is distributed to them. Primary Share investors who are considering establishing an IRA, SEP, SIMPLE or other qualified retirement plan should consult their attorneys or other tax advisers with respect to individual tax questions. The option of investing in those plans with respect to Primary Shares through regular payroll deductions may be arranged with an LMM or affiliated financial advisor and your employer. Additional information with respect to these plans is available upon request from any Financial Advisor or Service Provider.

         Traditional IRA. Certain Primary Share investors may obtain tax advantages by establishing IRAs. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan, or if either you or your spouse is an active participant and your adjusted gross income does not exceed a certain level, then each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of 100% of your earned income or $2,000. A married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. In addition, if your spouse is not employed and you file a joint return, you may establish a separate IRA for your spouse and contribute up to a total of $4,000 to the two IRAs, provided that the contribution to either does not exceed $2,000. If your employer's plan qualifies as a SEP, permits voluntary contributions and meets certain other requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.

         Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Primary Shares through non-deductible IRA contributions, up to certain limits, because all dividends and other distributions on your Fund shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than the end of the taxable year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability, where the distribution is rolled over into another qualified plan or certain other situations.

         Roth IRA. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA. In addition, for a shareholder whose adjusted gross income does not exceed $100,000 (or is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the shareholder's traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.

         Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

         Education IRA. Although not technically for retirement savings, an Education IRA provides a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than the maximum amount allowable ($500) may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or transferred to an Education IRA of a qualified family member).

Simplified Employee Pension Plan -- SEP

         Legg Mason makes available to corporate and other employers a SEP for investment in Primary Shares.

Savings Incentive Match Plan for Employees -- SIMPLE

         An employer with no more than 100 employees that does not maintain another retirement plan may establish a SIMPLE either as separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans, will allow certain employees to make elective contributions of up to $6,000 per year and will require the employer to make either matching contributions up to 3% of each such employee's salary or a 2% nonelective contribution.

         Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an "eligible retirement plan" (including IRAs and other qualified plans) that accepts those distributions. Other distributions generally are subject to regular wage withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Primary Share investors should consult their plan administrator or tax advisor for further information.

                             MANAGEMENT OF THE FUND

         The Corporation's officers are responsible for the operation of the Corporation under the direction of the Board of Directors. The officers and directors of the Corporation and their principal occupations during the past five years are set forth below. An asterisk (*) indicates officers and/or directors who are "interested persons" of the Fund as defined by the 1940 Act. The business address of each director and officer is 100 Light Street, Baltimore, Maryland 21202, unless otherwise indicated.

         JOHN F. CURLEY, JR.* [7/24/39], Director; President and/or Chairman of the Board and Director/Trustee of all Legg Mason funds; Retired Vice Chairman and Director of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.;
Formerly: Director of Legg Mason Fund Adviser, Inc. ("LMFA") and Western Asset Management Company (each a registered investment adviser); Officer and/or Director of various other affiliates of Legg Mason, Inc.

         RICHARD G. GILMORE [6/9/27], Director; 10310 Tamo Shander Place, Bradenton, Florida. Independent Consultant. Director of CSS Industries, Inc. (diversified holding company whose subsidiaries are engaged in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly Philadelphia
Electric  Company);  Director/Trustee  of  all  Legg  Mason  funds. Formerly:
Senior Vice President and Chief Financial Officer of Philadelphia Electric Company (now PECO Energy Company); Executive Vice President and Treasurer, Girard Bank, and Vice President of its parent holding company, the Girard Company; and Director of Finance, City of Philadelphia.

         ARNOLD L. LEHMAN [7/18/44], Director; The Brooklyn Museum of Art, 200 Eastern Parkway, Brooklyn, New York. Director of the Brooklyn Museum of Art; Director/Trustee of all Legg Mason funds. Formerly: Director of the Baltimore Museum of Art.

         JILL E. McGOVERN [8/29/44], Director; 400 Seventh Street NW, Washington, DC. Chief Executive Officer of the Marrow Foundation. Director/Trustee of all Legg Mason funds. Formerly: Executive Director of the Baltimore International Festival (January 1991 - March 1993);
and Senior  Assistant to the President of The Johns Hopkins University
(1986-1991).

         JENNIFER W. MURPHY* [12/18/64], President and Director; Senior Vice President of Legg Mason Fund Adviser, Inc.; employee of Legg Mason since 1995. Formerly: strategy consultant with Corporate Decisions, Inc. (1992-1995).

         G. PETER O'BRIEN [10/13/45], Director; Trustee of Colgate University; Director/Trustee of all Legg Mason funds except Legg Mason Income Trust,
Inc.  and  Legg  Mason  Tax  Exempt  Trust,   Inc.  Retired:   Managing
Director/Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

         T.A. RODGERS [10/22/34], Director; 2901 Boston Street, Baltimore, Maryland. Principal, T.A. Rodgers & Associates (management consulting); Director/Trustee of all Legg Mason funds. Formerly: Director and Vice President of Corporate Development, Polk Audio, Inc. (manufacturer of audio components).

         EDWARD A. TABER, III* [8/25/43], Director; Senior Executive Vice President of Legg Mason, Inc. and Legg Mason Wood Walker, Inc.; Vice Chairman and Director of LMFA and Director of Western Asset Management Company; President and/or Director/Trustee of all Legg Mason funds except Legg Mason Tax Exempt Trust. Formerly: Executive Vice President of T. Rowe Price-Fleming International, Inc. (1986-1992) and Director of the Taxable Fixed Income Division at T. Rowe Price Associates, Inc. (1973-1992).

         The executive officers of the Corporation, other than those who also serve as directors, are:

         MARIE K. KARPINSKI* [1/1/49], Vice President and Treasurer; Treasurer of LMFA; Vice President and Treasurer of all Legg Mason funds; Vice President of Legg Mason.

         PATRICIA A. MAXEY* [7/10/67], Secretary; Secretary of Legg Mason Cash Reserve Trust; employee of Legg Mason since November 1999. Formerly:
Consultant with Select Appointments International, Inc. (1998-1999); Product Manager with Fidelity Investments (1995-1997).

         W. SHANE HUGHES* [4/24/68], Assistant Secretary; employee of Legg Mason since May 1997. Formerly: Senior Associate of C.W. Amos and Co. (a regional public accounting firm).

         The Nominating Committee of the Board of Directors is responsible for the selection and nomination of disinterested directors. The committee is composed of Messrs. Gilmore, Lehman, Rodgers, and O'Brien, and Dr. McGovern.

         Officers and directors of the Corporation who are "interested persons" of the Corporation receive no salary or fees from the Corporation. Each Director of the Corporation who is not an interested person of the Corporation ("Independent Directors") receives an annual retainer and a per meeting fee based on the average net assets of the Fund at December 31 of the previous year.

         On December 1, 1999, the directors and officers of the Corporation beneficially owned in the aggregate less than 1% of the Fund's outstanding shares.

         The following table provides certain information relating to the compensation of the Corporation's directors. None of the Legg Mason funds has any retirement plan for its directors.

COMPENSATION TABLE


=========================== ====================== =========================


                                                    Total Compensation From Fund
                                                    Fund and Fund Complex Paid
Name of Person and Position Aggregate Compensation  To Directors
                                From Fund*
--------------------------- ----------------------- ---------------------------
--------------------------- ----------------------- ---------------------------

John F. Curley, Jr.
 - Director                    None                                None
--------------------------- ----------------------- ---------------------------

Jennifer W. Murphy -
President                      None                                None
and Director
--------------------------- ----------------------- ---------------------------

Edward A. Taber, III
- Director                     None                                None
--------------------------- ----------------------- ---------------------------
--------------------------- ----------------------- ---------------------------

Richard G. Gilmore
 - Director                   $1,200                              $37,800
--------------------------- ----------------------- ---------------------------

Arnold L. Lehman
- Director                    $1,200                              $37,800
--------------------------- ----------------------- ---------------------------

Jill E. McGovern
- Director                    $1,200                              $37,800
--------------------------- ----------------------- ---------------------------

T.A. Rodgers
- Director                    $1,200                              $37,800
--------------------------- ----------------------- ---------------------------

G. Peter O'Brien
- Director                    $1,200                              $15,000
--------------------------- ----------------------- ---------------------------

     * Represents estimated compensation that will be paid to each director during the first fiscal year of operations.

     ** Represents estimated aggregate compensation paid to each director during the calendar year ended December 31, 1999. There are twelve open-end investment companies in the Legg Mason Complex (with a total of twenty-four funds).

                      THE FUND'S INVESTMENT ADVISER/MANAGER

         LMM, a Delaware limited liability company located at 100 Light Street, Baltimore, Maryland 21202, is 50% owned by Legg Mason, Inc. and 50% owned, directly or indirectly, by William H. Miller, III. LMM serves as the Fund's investment adviser and manager under a Management Agreement ("Management
Agreement"). LMFA, a Maryland corporation located at 100 Light Street, Baltimore, Maryland 21202, is a wholly-owned subsidiary of Legg Mason, Inc. LMFA serves as sub-manager to the Fund under a Sub-Management Agreement ("Sub-Management Agreement").

         The Management Agreement provides that, subject to overall direction by the Fund's Board of Directors, LMM manages or oversees the investment and other affairs of the Fund. LMM is responsible for managing the Fund consistent with the Fund's investment objective and policies described in its Prospectus and this Statement of Additional Information. The Management Agreement further provides that LMM is responsible, subject to the general supervision of the Corporation's Board of Directors, for the actual management of the Fund's assets, including responsibility for making decisions and placing orders to buy, sell or hold a particular security.

         LMM receives for its services to the Fund a management fee, calculated daily and payable monthly. LMM receives from Opportunity Trust a management fee at an annual rate of 1.00% of the average daily net assets of the Fund up to $100 million and 0.75% of its average daily net assets in excess of $100 million. LMM has agreed to waive its fees for Opportunity Trust for expenses related to Primary Shares (exclusive of taxes, interest, brokerage and extraordinary expenses) in excess of 1.99% of average net assets attributable to the shares until December 31, 2000. The Fund has agreed to pay the manager for waived fees and reimbursed expenses provided that payment does not cause the Fund's annual operating expenses to exceed 1.99% of its average net assets and the payment is made within three years after the year in which the manager earned the fee or incurred the expense.

         The Sub-Management Agreement provides that LMFA is obligated to perform certain advisory and administrative services for the Fund. Regarding advisory services, LMFA will regularly provide investment research, advice, management and supervision; otherwise assist in determining from time to time what securities will be purchased, retained or sold by the Fund; and implement decisions to purchase, retain or sell securities made on behalf of the Fund, all subject to the supervision of LMM and the general supervision of the Corporation's Board of Directors. LMFA will also place orders for the Fund either directly with the issuer or with any broker or dealer; provide advice and recommendations with respect to other aspects of the business and affairs of the Fund; and perform such other functions of management and supervision as may be directed by the Board of Directors of the Corporation and LMM.

         Regarding administrative services, LMFA will (a) furnish the Fund with office space and executive and other personnel necessary for the operation of the Fund; (b) supervise all aspects of the Fund's operations; (c) bear the expense of certain informational and purchase and redemption services to the Fund's shareholders; (d) arrange, but not pay for, the periodic updating of prospectuses, proxy material, tax returns and reports to shareholders and state and federal regulatory agencies; and (e) report regularly to the Fund's officers and directors. LMFA and its affiliates pay all compensation of directors and officers of the Fund who are officers, directors or employees of LMFA. The Fund pays all of its expenses which are not expressly assumed by LMFA. These expenses include, among others, interest expenses, taxes, brokerage fees and commissions, expenses of preparing and setting in type prospectuses, proxy statements and reports to shareholders and of printing and distributing them to existing shareholders, custodian charges, transfer agency fees, distribution fees to the Fund's distributor, compensation of the independent directors, legal and audit expenses, insurance expenses, shareholder meetings, proxy solicitations, expenses of registering and qualifying Fund shares for sale under federal and state law, governmental fees, and expenses incurred in connection with membership in investment company organizations. The Fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may also have an obligation to indemnify its directors and officers with respect to litigation.

         For LMFA's services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

         Under the Management Agreement and Sub-Management Agreement, LMM and LMFA will not be liable for any error of judgment or mistake of law or for any loss by the Fund in connection with the performance of the Management Agreement or the Sub-Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the respective agreement.

         The Management Agreement and Sub-Management Agreement each terminate automatically upon assignment and are terminable at any time without penalty by vote of the Fund's Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by LMM and LMFA, on not less than 60 days' notice to the other party to the agreement, and may be terminated immediately upon the mutual written consent of all parties to the agreement.

         To mitigate against the possibility that the Fund will be affected by personal trading of employees, the corporation and LMM have adopted policies that restrict securities trading in the personal accounts of portfolio managers and others who normally come into advance possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Management Agreement with the Fund, the Fund's adviser is responsible for the execution of the Fund's portfolio transactions and must seek the most favorable price and execution for such transactions, subject to the possible payment, as described below, of higher brokerage commissions to brokers who provide research and analysis. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders for the Fund the Fund's adviser also takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below), and any risk assumed by the executing broker.

         Consistent with the policy of most favorable price and execution, the Fund's adviser may give consideration to research, statistical and other services furnished by brokers or dealers to the Fund's adviser for its use, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission than may be charged by other brokers. Such services include, without limitation, advice as to the value of securities; the advisability of investing in, purchasing, or selling securities; advice as to the availability of securities or of purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. On any given trade, the choice of broker may be made by either LMM or LMFA. Such research and analysis may be useful to either the Fund's adviser or sub-adviser in connection with services to clients other than the Fund whose brokerage generated the service. LMM's and LMFA's fee is not reduced by reason of its receiving such brokerage and research services.

         From time to time the Fund may use Legg Mason as broker for agency transactions in listed and over-the-counter securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to Legg Mason will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In the over-the-counter market, the Fund generally deals with responsible primary market-makers unless a more favorable execution can otherwise be obtained.

         Except as permitted by SEC rules or orders, the Fund may not buy securities from, or sell securities to, Legg Mason or its affiliated persons as principal. The Fund's Board of Directors has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in certain underwritings in which Legg Mason or any of its affiliated persons is a participant. These procedures, among other things, limit the Fund's investment in the amount of securities of any class of securities offered in an underwriting in which Legg Mason or any of its affiliated persons is a participant so that the Fund, together with all other registered investment companies having the same adviser, may not purchase more than 25% of the principal amount of the offering of such class. In addition, the Fund may not purchase securities during the existence of an underwriting if Legg Mason is the sole underwriter for those securities.

         Section 11(a) of the Securities Exchange Act of 1934 prohibits Legg Mason from executing transactions on an exchange for its affiliates, such as the Fund, unless the affiliate expressly consents by written contract. The Fund's Management Agreement expressly provides such consent.

         Investment decisions for the Fund are made independently from those of other funds and accounts advised by LMM. However, the same security may be held in the portfolios of more than one fund or account. When two or more accounts simultaneously engage in the purchase or sale of the same security, the prices and amounts will be equitably allocated to each account. In some cases, this procedure may adversely affect the price or quantity of the security available to a particular account. In other cases, however, an account's ability to participate in large-volume transactions may produce better executions and prices.

                             THE FUND'S DISTRIBUTOR

         Legg Mason acts as distributor of the Fund's shares pursuant to a separate Underwriting Agreement with the Fund. The Underwriting Agreement obligates Legg Mason to promote the sale of Fund shares and to pay certain expenses in connection with its distribution efforts, including expenses for the printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Fund's expense), and for supplementary sales literature and advertising costs.

         Under the Underwriting Agreement, the Fund has the non-exclusive right to use the name "Legg Mason" until that agreement is terminated, or until the right is withdrawn in writing by Legg Mason.

         The Primary Shares are subject to a deferred sales charge payable to Legg Mason if they are redeemed within 12 months of purchase. This deferred sales charge is not applicable where the investor's broker-dealer of record notifies the distributor prior to the time of investment that the broker-dealer waives the payment otherwise payable to it. Except as specifically provided for in the Fund's prospectus, for purposes of exchange privileges, the Fund is not considered a Legg Mason fund.

         The Fund has adopted a Distribution and Shareholder Services Plan ("Plan") which, among other things, permits the Fund to pay Legg Mason fees for its services related to sales and distribution of Primary Shares and the provision of ongoing services to Primary Class shareholders. Payments are made only from assets attributable to Primary Shares. Under the Plan, the aggregate fees may not exceed 1.00% of the Fund's annual average daily net assets attributable to Primary Shares. Distribution activities for which such payments may be made include, but are not limited to, compensation to persons who engage in or support distribution and redemption of shares, printing of prospectuses and reports for persons other than existing shareholders, advertising, preparation and distribution of sales literature, overhead, travel and telephone expenses.

         With respect to Primary Shares, Legg Mason has also agreed to waive its fees for the Fund as described under "The Fund's Investment Adviser/Manager."

         In approving the establishment of the Plan, in accordance with the requirements of Rule 12b-1, the directors determined that there was a reasonable likelihood that the Plan would benefit the Fund and its Primary Class shareholders. The directors considered, among other things, the extent to which the potential benefits of the Plan to the Fund's Primary Class shareholders could offset the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of the Fund's Primary Shares would be likely to maintain or increase the amount of compensation paid by the Fund to LMM and LMFA.

         In considering the costs of the Plan, the directors gave particular attention to the fact that any payments made by the Fund to Legg Mason under the Plan would increase the Fund's level of expenses in the amount of such payments. Further, the directors recognized that LMM and LMFA would earn greater management fees if the Fund's assets were increased, because such fees are calculated as a percentage of the Fund's assets and thus would increase if net assets increase. The directors further recognized that there can be no assurance that any of the potential benefits described below would be achieved if the Plan was implemented.

         Among the potential benefits of the Plan, the directors noted that the payment of commissions and service fees to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to the Fund's Primary Shares and to maintain and enhance the level of services they provide to the Fund's Primary Class shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the Fund to achieve economies of scale and lower per share operating expenses. Any reduction in such expenses would serve to offset, at least in part, the additional expenses incurred by the Fund in connection with its Plan. Furthermore, the investment management of the Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

         The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Directors, including a majority of the directors who are not "interested persons" of the Corporation as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or the Underwriting Agreement ("12b-1 Directors"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of the 12b-1 Directors or by a vote of a majority of the outstanding voting Primary Shares. Any change in the Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise the Plan may be amended by the directors, including a majority of the 12b-1 Directors, as previously described.

         In accordance with Rule 12b-1, the Plan provides that Legg Mason will submit to the Fund's Board of Directors, and the directors will review, at least quarterly, a written report of any amounts expended pursuant to the Plan and the purposes for which expenditures were made. In addition, as long as the Plan is in effect, the selection and nomination of candidates for Independent Director will be committed to the discretion of the Independent Directors.

                            CAPITAL STOCK INFORMATION

         The Articles of Incorporation of Investment Trust authorize issuance of 400 million shares of common stock, par value $0.001 per share, of Legg Mason Opportunity Trust. The Fund has three authorized classes of shares: Class A shares, Primary Class shares, and Navigator Class shares. Class A shares and Navigator Class shares are not being offered at this time.

         Each share in the Fund is entitled to one vote for the election of directors and any other matter submitted to a vote of Fund shareholders.
Fractional shares have fractional voting rights. Voting rights are not cumulative. All shares in the Fund are fully paid and nonassessable and have no preemptive or conversion rights.

         Shareholder meetings will not be held except where the Investment Company Act of 1940 requires a shareholder vote on certain matters (including the election of directors, approval of an advisory contract, and certain amendments to the plan of distribution pursuant to Rule 12b-1), at the request of 25% or more of the shares entitled to vote as set forth in the bylaws of Legg Mason Investment Trust, Inc. or as the Board of Directors from time to time deems appropriate.

      THE FUND'S CUSTODIAN AND TRANSFER AND DIVIDEND-DISBURSING AGENT

         State Street Bank and Trust Company ("State Street"), P.O. Box 1713, Boston, Massachusetts 02105, serves as custodian of the Fund's assets. Boston Financial Data Services ("BFDS"), P.O. Box 953, Boston, Massachusetts 02103, as agent for State Street, serves as transfer and dividend-disbursing agent, and administrator of various shareholder services. Legg Mason assists BFDS with certain of its duties as transfer agent and receives compensation from BFDS for its services. Shareholders who request an historical transcript of their account will be charged a fee based upon the number of years researched. The Fund reserves the right, upon 60 days' written notice, to make other charges to investors to cover administrative costs.

                            THE FUND'S LEGAL COUNSEL

         Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave., N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund.

                       THE FUND'S INDEPENDENT ACCOUNTANTS

         Ernst  &  Young  LLP,  Two  Commerce   Square,   2001  Market   Street,
Philadelphia, PA 19103, serves as independent auditors for Opportunity Trust.

                              FINANCIAL STATEMENTS

LEGG MASON INVESTMENT TRUST, INC.:
LEGG MASON OPPORTUNITY TRUST

Statement of Assets and Liabilities
December 14, 1999

Cash                                                          $100,000
Receivable from LMM                                            100,000
Deferred offering costs                                         27,000
                                                      ----------------
Total Assets                                                   227,000
                                                      ----------------

Organization and offering costs payable                        127,000
                                                      ----------------

Net Assets - Offering  price of $10.00 per
share with 10,000 shares outstanding
(400,000,000 shares par value $.001 per
share Primary Class authorized)                               $100,000
                                                      ================

-------------------------

Statement of Operations

For the Period October 8, 1999 through December 14, 1999


Organization expenses                                          $100,000
Expenses reimbursed by LMM                                     (100,000)
                                                      ------------------

Net Income                                                     $      0

                                                       ==================


Notes to Financial Statements

Legg Mason Investment Trust, Inc. (the "Corporation"), comprised of Legg Mason Opportunity Trust (the "Fund"), was organized on October 8, 1999. The Fund has had no operations other than those matters related to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of its initial shares. The Fund currently offers only Primary Class shares. LMM, LLC ("LMM"), the Fund's investment advisor and manager and an affiliate of Legg Mason, Inc. (a financial services holding company), has provided the initial capital for the Fund by purchasing 10,000 shares of the Primary Class at $10.00 per share. Such shares were acquired for investment and can be disposed of only by redemption. Legg Mason Wood Walker, Incorporated, a wholly owned subsidiary of Legg Mason, Inc. and a member of the New York Stock Exchange, acts as the distributor of the Fund's shares.

Organization costs of the Fund have been expensed as incurred. Offering costs have been deferred and will be expensed over a twelve-month period beginning the day operations commence. Under the terms of the investment management agreement, LMM is required to bear any expenses through December 31, 2000, including organization costs, which would cause the Fund's ratio of expenses to average net assets to exceed 1.99%. Thereafter, through December 31, 2003, the Fund is required to reimburse LMM for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Fund's ratio of expenses to average net assets to exceed 1.99%. At December 14, 1999, organization costs of $100,000 of the Fund have been borne by LMM and under the arrangement, are subject to reimbursement by the Fund through December 14, 2002.

Report of Independent Auditors

To the Shareholder and Board of Directors

Legg Mason Investment Trust, Inc. - Legg Mason Opportunity Trust

We have audited the accompanying statement of assets and liabilities of Legg Mason Opportunity Trust (the "Fund") as of December 14, 1999 and the related statement of operations for the period October 8, 1999 through December 14,
1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Legg Mason Opportunity Trust at December 14, 1999, and the results of its operations for the period October 8, 1999 through December 14, 1999, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
December 16, 1999

                                     Appendix A

                              RATINGS OF SECURITIES

Description of Moody's Investors Service, Inc. ("Moody's") corporate bond ratings:

         Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa-Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca-  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's ("S&P") corporate bond ratings:

         AAA-An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA -An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A-An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB-An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB-An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B-An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC-An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC-An obligation rated CC is currently highly vulnerable to nonpayment.

         C-A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         D-An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r-This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         N.R.-This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.